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EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 20, 1995 included in this Form 10-K, into the Company's previously filed Registration Statement File No.'s 33-3536, 33-16749, 33-44702, 33-53349, 33-53351 and 33-53355.

                                          ARTHUR ANDERSEN LLP

San Jose, California
August 25, 1995

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